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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported) JUNE 27, 2002 (JUNE 24, 2002)
                                                  ------------------------------


                        D & K HEALTHCARE RESOURCES, INC.
                                ON BEHALF OF THE
      D & K HEALTHCARE RESOURCES, INC. 401(k) PROFIT SHARING PLAN AND TRUST
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             (Exact name of registrant as specified in its charter)


       DELAWARE                       000-20348                  43-1465483
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(State of incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)



 8000 MARYLAND AVENUE, SUITE 920, ST. LOUIS, MISSOURI               63105
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    (Address of principal executive offices)                      (Zip Code)


                                 (314) 727-3485
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



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                        D & K HEALTHCARE RESOURCES, INC.
                      401(k) PROFIT SHARING PLAN AND TRUST

                                    FORM 8-K


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective June 24, 2002, the Trustee of the D&K Healthcare Resources, Inc. 401(k) Profit Sharing Plan and Trust (the "Plan") dismissed Arthur Andersen LLP ("Andersen") as the Plan's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the principal accountant to audit the Plan's financial statements for the year ending December 31, 2001. Andersen audited the Plan's financial statements for the year 2000.

In connection with its audit for the year 2000, and during the subsequent interim period preceding the engagement of KPMG, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Andersen's report on the financial statements for the year 2000 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two years, and during the subsequent interim period preceding the engagement of KPMG, Andersen did not advise, and has not indicated to the Trustee that it had reason to advise, the Trustee of any reportable event, as defined in Item 304(a) of Regulation S-K of the Exchange Act. The Trustee requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Form 8-K. A copy of the letter from Andersen dated June 27, 2002, stating its agreement with the foregoing disclosures is filed as Exhibit 16.1 to this Form 8-K.

During the last year, and during the subsequent interim period preceding the engagement of KPMG, the Trustee had not consulted KPMG regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements or any other matter that would be required to be reported in this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Exhibits

                  16.1 Letter from Arthur Andersen, LLP to the Securities and Exchange Commission dated June 27, 2002.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           D&K HEALTHCARE RESOURCES, INC.
                                           401(k) PROFIT SHARING PLAN AND TRUST

Dated: June 27, 2002                   By: /s/ Martin D. Wilson
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                                               Martin D. Wilson
                                               Trustee




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